This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

(logo)


                                     (logo)

                              THE JAPAN FUND, INC.

                                Semiannual Report
                                  June 30, 1998



                         A pure no-load(TM) mutual fund


                        Scudder Kemper Investments, Inc.
                               Investment Manager

                              THE JAPAN FUND, INC.


          CONTENTS

     Portfolio Management Discussion .....................................   3
      Reviews the period's investing strategies, financial markets, and economic conditions

     Performance Update...................................................   6

     Portfolio Summary....................................................   7

     Investment Portfolio.................................................   8
      Itemized list of your Fund's portfolio holdings

     Financial Statements................................................   14

     Financial Highlights................................................   17

     Notes to Financial Statements ......................................   18

     Officers and Directors..............................................   22

     How to Contact The Japan Fund................................. Back cover

                              THE JAPAN FUND, INC.
                        PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     On July 14th Prime Minister Ryutaro Hashimoto resigned in light of the surprisingly poor showing of his party, the Liberal Democratic Party, in the upper house elections of July 12th. The LDP won only 44 of the 126 seats up for election. These election returns underscored the growing and deep dissatisfaction of voters with the weak economy, the growing risks from the Southeast Asia crisis, and the lack of credible policy initiatives. These concerns, coupled with the intractable bad debt position of the banking sector, had been a drag on the stock market and the yen even before Mr. Hashimoto's resignation.

     During the six-month period ended June 30, 1998, the TOPIX (Tokyo Stock Exchange Stock Price Index) declined by 1.3% in U.S. dollars. However, performance of The Japan Fund, Inc. over the same period was supported by careful stock selection and risk controls, resulting in a positive 6.69% return, significantly better than the TOPIX benchmark.

                    Currency and Stock Markets Await Recovery

     Despite the announcement of a 16 trillion yen fiscal stimulus package at the end of March, both the currency and the stock markets were not convinced that the ailing Japanese economy and banking system could reverse the growing pressures from the Asian economic crisis and the continuing growth of bad debts. The popularity of the Hashimoto government continued to plummet, along with consumer and business confidence. The currency market rebounded briefly in late June on the back of a concerted intervention by U.S. and Japanese authorities. Now the stock and currency markets appear to be taking a "wait and see" attitude on the actual content of the forthcoming "total plan" for financial system recovery and any additional steps to stimulate the economy when a new Prime Minister is appointed.

                   Top Holdings Demonstrate Structural Changes

     At the corporate level, we are encouraged that some of the structural changes we had been anticipating appear to be taking off. First, share buybacks, which were only a nascent trickle last year, became a mainstream corporate development by June. A total of almost 900 companies, or approximately one-third of publicly traded companies, announced a revision of their corporate charters to allow share buybacks. The next step is to monitor the number of actual share buybacks and assess the resulting improvements in shareholder value.

                              THE JAPAN FUND, INC.
                        PORTFOLIO MANAGEMENT DISCUSSION


     We believe that the trend toward share buybacks in Japan is significant for several reasons. First, it provides a channel for excess cash and other assets which had historically been hoarded by companies to be paid out to shareholders. Buybacks may also improve per-share value of earnings or assets, depending on the price. Moreover, buybacks may present an indicator of management's focus on balance sheet efficiency and shareholder value. Finally, they may provide a means to absorb some of the selling pressures from the dissolution of cross-holdings. The Japan Fund is positioned to take advantage of this trend in that it has accumulated significant exposure to companies that are cash rich and generate large free cash flow. We believe that a rerating of the value of these cash-rich companies may have just begun.

     Secondly, we had previously identified merger and acquisition activity as another possible catalyst for unlocking the value of Japanese corporations. Under such a thesis, The Japan Fund had accumulated positions in attractively priced companies with valuable brands, sales franchises (such as distribution or product offerings), or asset values. Daiwa and Nikko Securities were among holdings we established in late 1997 in view of their domestic distribution franchises and the value of their custody assets and asset management subsidiaries.

     In the first half of 1998, several headline acquisitions surprised the market, including Daimler Benz's acquisition of Nissan Diesel, Traveler's acquisition of a major stake in Nikko Securities, and Nidec's acquisition of Shibaura Seisakusho, a Toshiba subsidiary. The Japan Fund benefited handsomely from Traveler's acquisition of Nikko Securities and the subsequent surge in its stock price; Nikko is now among the Fund's top ten holdings. Nidec also remains among the Fund's top holdings.

     Despite continuing efforts to speed write-offs and increase bank lending spreads, the additional bad debts from the Southeast Asian crisis and the continuing weakness in the domestic economy have severely impaired the credit standing of the major banks. The Japan Fund took advantage of the bank rally early in 1998 and trimmed or sold off its positions in the major banks. By the end of June 1998, the Fund's exposure to the banking sector was once again down to only 2% of the Fund, in comparison to a 14.5% weighting in the benchmark TOPIX. Although we have cut our bank holdings significantly, we have maintained

                              THE JAPAN FUND, INC.
                        PORTFOLIO MANAGEMENT DISCUSSION


exposure to the beneficial changes occurring in this sector. One such holding is Orix Corp. another top ten holding of the Fund, which has been negatively affected in the past from low spread and high volume lending of the banks and their leasing affiliates. As banks increase loan spreads and cut back volume growth in their leasing subsidiaries, we believe that the underlying earnings power of Orix's lease assets should increase considerably.

                  Continued Focus on Individual Stock Selection

     Looking forward, the investment climate in Japan continues to be one in which the near-term macroeconomic and political concerns cloud the more positive, secular corporate developments which appear to be gaining momentum. In such an environment, The Japan Fund will continue to focus on stock selection, and minimize overriding macro "bets" on the direction of the market, the economy, or the currency. We continue to seek to position the Fund to perform over a range of market and economic scenarios.

     In terms of portfolio strategy, while we maintain our three-pronged diversification among global companies, future blue chips, and domestic value stocks, we are increasing our exposure to quality value opportunities in Japan, regardless of sector. In particular, we are adding to attractively priced companies with strong competitive positions and strong balance sheets that preferably include large amounts of excess cash. Japan may be one of the increasingly few markets globally where a combination of quality and value may be found. The positive corporate trends mentioned above have the potential to unleash the inherent value of Japan's corporate sector over the next two to three years. Voter dissatisfaction and Mr. Hashimoto's resignation serve to underscore the growing pressure for change in Japan.

Sincerely,

/s/Lynn S. Birdsong                 /s/Henry Rosovsky

Lynn Birdsong,                      Henry Rosovsky,
President                           Chairman

THE JAPAN FUND, INC.
PERFORMANCE UPDATE as of June 30, 1998
-----------------------------------------------------------------
THE JAPAN FUND, INC.
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                Average
6/30/98    $10,000   Cumulative  Annual
---------------------------------------
SCUDDER SHORT TERM BOND FUND
---------------------------------------
1 Year     $  7,791    -22.09%  -22.09%
5 Year     $  7,734    -22.66%   -5.01%
10 Year    $  9,070     -9.30%   -0.97%

---------------------------------------
TOPIX
---------------------------------------
1 Year     $  6,592    -34.08%  -34.08%
5 Year     $  6,171    -38.29%   -9.20%
10 Year    $  5,849    -41.51%   -5.22%
---------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

THE JAPAN FUND, INC.
Year            Amount
----------------------
'88            $10,000
'89            $10,318
'90            $12,244
'91            $11,424
'92            $ 9,124
'93            $11,727
'94            $13,710
'95            $ 9,968
'96            $11,579
'97            $11,641
'98            $ 9,070

TOPIX
Year            Amount
----------------------
'88            $10,000
'89            $10,485
'90            $ 9,549
'91            $ 8,224
'92            $ 6,157
'93            $ 9,478
'94            $10,830
'95            $ 9,066
'96            $10,118
'97            $ 8,872
'98            $ 5,849

The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1989      1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 14.76   $ 13.01  $ 11.51  $  9.01  $ 11.57  $ 12.71  $  8.44  $  9.77  $  9.62  $  7.15
INCOME DIVIDENDS..   $   .04   $   .06  $   .09  $    --  $   .01  $   .27  $    --  $   .03  $   .17  $   .33
CAPITAL GAINS
DISTRIBUTIONS.....   $  3.55   $  4.24  $   .52  $   .21  $    --  $   .39  $   .96  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........      3.18     18.66    -6.69   -20.14    28.54    16.91   -27.29    16.16     0.54   -22.09
INDEX TOTAL
RETURN (%)........      4.84     -8.94   -13.88   -25.13    53.93    14.25   -16.27    11.60   -12.32   -34.08

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    92%
Cash Equivalents                    7%
Fixed Income Holdings               1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund remains almost
fully invested in Japanese
equity securities.

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION (Excludes 7% Cash Equivalents)
---------------------------------------------------------------------------
Financial                          20%
Technology                         18%
Consumer Discretionary             14%
Manufacturing                      13%
Consumer Staples                   12%
Health                              6%
Service Industries                  4%
Construction                        4%
Media                               3%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund maintained an
overweighting in the
financial sector, despite
trimming its exposure to
banks due to deterioration
in credit standing for many
major Japanese banks.

---------------------------------------------------------------------------
TEN LARGEST HOLDINGS (40% of Portfolio)
---------------------------------------------------------------------------
1.   NIDEC CORP..
     Top global manufacturer of small-scale motors for hard disc drives
2.   CANON INC.
     Leading producer of visual image and information equipment
3.   NOMURA SECURITIES CO., LTD.
     Leading Japanese securities broker and underwriter
4.   ORIX CORP.
     Largest leasing company in Japan
5.   UNI-CHARM CO., LTD.
     Leading manufacturer of sanitary napkins and paper diapers
6.   SHIMANO INC.
     Top global producer of bicycle parts
7.   NIKKO SECURITIES CO., LTD.
     Leading securities broker and dealer
8.   MURATA MANUFACTURING CO., LTD.
     Leading maker of ceramic capacitors and filters
9.   MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.
     Leading maker of consumer electronic products
10.  NINTENDO CO., LTD.
     Leading game equipment manufacturer

Top holdings Nidec and
Nikko Securities were
involved in major
acquisitions during the
period that benefited the
Fund considerably.

---------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page
8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              THE JAPAN FUND, INC.
                        INVESTMENT PORTFOLIO (Unaudited)


                                                                                                      Principal      Market
                                                                                                      Amount (b)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 3.7%
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75% to be repurchased on 7/1/1998 at $10,789,723 collateralized by a $10,652,000 U.S. Treasury
    Bond, 6.375%, 5/15/2000 (Cost $10,788,000).............................................         10,788,000     10,788,000
                                                                                                                   ----------
U.S. GOVERNMENT & AGENCIES 0.3%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 4.72%, 10/1/1998 (Cost $765,295) (d)...................................            775,000        765,116
                                                                                                                   ----------
SHORT-TERM NOTES 2.9%
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association Discount Note, 5.84%, 7/1/1998 (Cost $8,498,619).....          8,500,000      8,500,000
                                                                                                                   ----------
FOREIGN BONDS -- NON U. S.$ DENOMINATED 0.6%
-----------------------------------------------------------------------------------------------------------------------------
Sony Corp., 0.15%, 3/30/2001 (Cost $1,399,151).............................................   JPY  131,000,000      1,728,713
                                                                                                                   ----------
CONVERTIBLE BONDS 3.5%
-----------------------------------------------------------------------------------------------------------------------------
MEDIA 0.8%

Print Media
Softbank Corp., Zero Coupon, 3/31/2000.....................................................   JPY  246,000,000      2,279,344
                                                                                                                   ----------
MANUFACTURING 0.4%

Office Equipment/Supplies
Ricoh Co., Ltd., 1.5%, 3/29/2002...........................................................   JPY  123,000,000      1,322,198
                                                                                                                   ----------
TECHNOLOGY 2.3%

Electronic Components/Distributors 1.6%
Nidec Corp., 1%, 9/30/2003 (c).............................................................   JPY  263,000,000      4,797,568
Electronic Data Processing 0.6%                                                                                    ----------
Fujitsu Ltd., 1.95%, 3/31/2003.............................................................   JPY  162,000,000      1,735,568
Semiconductors 0.1%                                                                                                ----------
Tokyo Electron Ltd., 0.9%, 9/30/2003.......................................................   JPY   16,000,000        159,832
                                                                                                                   ----------
TOTAL CONVERTIBLE BONDS (Cost $8,255,604)........................................................                  10,294,510
                                                                                                                   ----------



    The accompanying notes are an integral part of the financial statements.


                                                                                       Market
                                                                        Shares         Value ($)
------------------------------------------------------------------------------------------------

COMMON STOCKS 89.0%
------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 12.9%

Department & Chain Stores 0.8%
York-Benimaru Co., Ltd. ............................................    126,900       2,397,546
Recreational Products 7.2%                                                           ----------
Nintendo Co., Ltd. .................................................     95,900       8,920,446
Shimano Inc. .......................................................    437,000      11,134,967
Square Co., Ltd. ...................................................     35,200         942,778
                                                                                     ----------
                                                                                     20,998,191
                                                                                     ----------
Restaurants 1.3%
Genki Sushi Co., Ltd. ..............................................    104,000       1,129,248
Yoshinoya D&C Co., Ltd. ............................................        320       2,779,688
                                                                                     ----------
                                                                                      3,908,936
                                                                                     ----------
Specialty Retail 3.6%
Fast Retailing Co., Ltd. ...........................................    168,300       1,583,771
Ryohin Keikaku Co., Ltd. ...........................................     31,600       3,042,311
Senshukai...........................................................    754,000       3,618,676
Shimachu Co., Ltd. .................................................    146,000       2,409,642
                                                                                     ----------
                                                                                     10,654,400
                                                                                     ----------
CONSUMER STAPLES 10.7%

Consumer Electronic & Photographic Products 0.9%
Fuji Photo Film Co., Ltd. ..........................................     72,000       2,517,355
Food & Beverage 3.0%                                                                 ----------
Ariake Japan Co., Ltd. .............................................     80,000       2,021,065
Fujicco Co., Ltd. ..................................................    350,000       3,876,362
Rock Field Co., Ltd. ...............................................    217,000       3,078,794
                                                                                     ----------
                                                                                      8,976,221
                                                                                     ----------
Package Goods/Cosmetics 3.9%
Uni-Charm Co., Ltd. ................................................    306,800      11,415,194
Textiles 2.9%                                                                        ----------
Gunze, Ltd. ........................................................  1,678,000       3,850,490
Nisshinbo Industries Inc. ..........................................    162,000         650,838
Teijin, Ltd. .......................................................  1,312,000       3,988,852
                                                                                     ----------
                                                                                      8,490,180
                                                                                     ----------


    The accompanying notes are an integral part of the financial statements.


                                                                                      Market
                                                                        Shares        Value ($)

-----------------------------------------------------------------------------------------------
HEALTH 5.9%

Medical Supply & Specialty 1.7%
Terumo Corporation..................................................    311,000       4,952,767
Pharmaceuticals 4.2%                                                                 ----------
Taisho Pharmaceutical Co., Ltd. ....................................    279,000       5,230,808
Yamanouchi Pharmaceutical Co., Ltd. ................................    346,000       7,238,337
                                                                                     ----------
                                                                                     12,469,145
                                                                                     ----------
COMMUNICATIONS 1.0%

Telephone/Communications
Hikari Tsushin, Inc. ...............................................     91,000       2,898,404
                                                                                     ----------
FINANCIAL 18.1%

Banks 1.9%
Sakura Bank, Ltd. ..................................................  2,085,000       5,433,421
                                                                                     ----------
Other Financial Companies 16.2%
Daiwa Securities Co., Ltd. .........................................  1,549,000       6,694,075
Jafco Co., Ltd. ....................................................    156,000       4,178,219
Nichiei Co., Ltd. ..................................................      8,413         574,894
Nikko Securities Co., Ltd. .........................................  2,637,000      10,975,967
Nomura Securities Co., Ltd. ........................................  1,025,000      11,982,880
Orix Corp. .........................................................    171,800      11,652,727
Shohkoh Fund & Co., Ltd. ...........................................      6,300       1,555,105
                                                                                     ----------
                                                                                     47,613,867
                                                                                     ----------
MEDIA 2.1%

Advertising 2.0%
Asatsu Inc. ........................................................    291,800       5,967,172
                                                                                     ----------
Print Media 0.1%
Softbank Corp. .....................................................      8,300         324,442
                                                                                     ----------
SERVICE INDUSTRIES 3.9%

Environmental Services 1.3%
Sanix Inc. .........................................................    177,500       3,790,401
Miscellaneous Commercial Services 1.0%                                               ----------
Secom Co., Ltd. ....................................................     51,000       2,957,110
                                                                                     ----------
Printing/Publishing 1.6%
Toppan Forms Co., Ltd. .............................................    353,000       4,630,178
                                                                                     ----------


    The accompanying notes are an integral part of the financial statements.


                                                                                       Market
                                                                        Shares         Value ($)

------------------------------------------------------------------------------------------------
DURABLES 2.9%

Automobiles 1.2%
Kyokuto Kaihatsu Kogyo Co., Ltd. ....................................    242,100         914,808
ShinMaywa Industries, Ltd. ..........................................  1,010,000       2,558,906
                                                                                      ----------
                                                                                       3,473,714
                                                                                      ----------
Telecommunications Equipment 1.7%
Matsushita Communication Industrial Co., Ltd. .......................    186,000       4,927,866
                                                                                      ----------
MANUFACTURING 11.3%

Containers & Paper 1.2%
Hokuetsu Paper Mills, Ltd. ..........................................    802,000       3,628,434
Electrical Products 0.2%                                                              ----------
Yaskawa Electric Corp. ..............................................    187,000         584,777
Industrial Specialty 1.2%                                                             ----------
NHK Spring Co., Ltd. ................................................  1,463,000       3,717,203
Machinery/Components/Controls 1.4%                                                    ----------
Minebea Co., Ltd. ...................................................    316,000       3,158,971
SMC Corp. ...........................................................     13,700       1,046,256
                                                                                      ----------
                                                                                       4,205,227
                                                                                      ----------
Office Equipment/Supplies 7.3%

Canon Inc. ..........................................................    570,000      12,997,213
Canon Chemicals, Inc. ...............................................    505,000       5,337,146
Ricoh Co., Ltd. .....................................................    278,000       2,940,085
                                                                                      ----------
                                                                                      21,274,444
                                                                                      ----------
TECHNOLOGY 14.9%

Diverse Electronic Products 3.1%
Matsushita Electric Industrial Co., Ltd. ............................    557,000       8,991,350
                                                                                      ----------
Electronic Components/Distributors 9.0%
Murata Manufacturing Co., Ltd. ......................................    277,000       9,023,128
Nidec Corp. .........................................................    231,300      15,872,627
TDK Corp. ...........................................................     20,000       1,483,948
                                                                                      ----------
                                                                                      26,379,703
                                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                                                                                        Market
                                                                         Shares         Value ($)

------------------------------------------------------------------------------------------------
Electronic Data Processing 2.0%
Fujitsu Ltd. .......................................................     572,000       6,045,242
Semiconductors 0.8%                                                                 ------------
Tokyo Electron Ltd. ................................................      73,000       2,245,829
                                                                                    ------------
ENERGY 0.4%

Oil & Gas Production
Nippon Oil Co., Ltd. ...............................................     388,000       1,258,272
                                                                                    ------------
METALS & MINERALS 1.1%

Steel & Metals
Nisshin Steel Co., Ltd. ............................................     835,000       1,178,653
Sumitomo Metal Industries, Ltd. ....................................   1,233,000       1,990,365
                                                                                    ------------
                                                                                       3,169,018
                                                                                    ------------
CONSTRUCTION 3.8%

Building Materials 1.4%
Chichibu Onada Cement Corp. ........................................   1,120,000       2,034,963
Sumitomo Osaka Cement Co., Ltd. ....................................   1,607,000       2,070,620
                                                                                    ------------
                                                                                       4,105,583
                                                                                    ------------
Homebuilding 1.9%
Daito Trust Construction Co., Ltd. .................................     723,500       5,499,113
Miscellaneous 0.5%                                                                  ------------
Toshiba Engineering & Construction Co., Ltd. .......................     480,000       1,389,844
                                                                                    ------------
TOTAL COMMON STOCKS (Cost $320,138,392).............................                 261,290,549
                                                                                    ------------
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $349,845,061) (a)........                $293,366,888
                                                                                    ============

   (a) The cost for federal income tax purposes was $355,611,169. At June 30, 1998, net unrealized depreciation for all securities based on tax cost was $62,244,281. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,967,820 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $78,212,101.

 (b)   Principal amount stated in U.S. dollars unless otherwise noted.

 (c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,797,568 (1.6% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated $2,570,380. These securities may also have certain restrictions as to resale.

 (d) At June 30, 1998, this security has been pledged to cover initial margin requirements for open futures contracts.



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
      At June 30, 1998, open futures contracts purchased long were as follows:

                                                      AGGREGATE           MARKET        UNREALIZED
      FUTURES      EXPIRATION           CONTRACTS   FACE VALUE ($)       VALUE ($)    APPRECIATION ($)
      -------      ----------           ---------   --------------       ---------    ----------------
      Topix Index  September 15, 1998   350,000       3,007,347         3,102,356        95,009
      Nikkei 225   September 15, 1998    27,000       2,986,427         3,068,189        81,762
                                                      ---------         ---------       -------
                                                      5,993,774         6,170,545       176,771
                                                      =========         =========       =======


 CURRENCY ABBREVIATIONS
 --------------------------------------------------------
 JPY     Japanese Yen







    The accompanying notes are an integral part of the financial statements.

                                                     THE JAPAN FUND, INC.
                                                     FINANCIAL STATEMENTS


                                            STATEMENT OF ASSETS AND LIABILITIES

                       JUNE 30, 1998 (UNAUDITED)
                       --------------------------------------------------------------------------------
                       ASSETS
                       Investments, at market (identified cost $349,845,061)..........     $293,366,888
                       Foreign currency holdings, at market (identified
                           cost $404,875).............................................          416,384
                       Receivable for investments sold................................        2,374,881
                       Receivable for fund shares sold................................        8,044,220
                       Dividends and interest receivable..............................        1,074,802
                       Receivable for daily variation margin on open
                           futures contracts..........................................          224,522
                       Other assets...................................................           83,011
                                                                                           ------------
                       Total assets...................................................      305,584,708
                       LIABILITIES
                       Payable for fund shares redeemed...............................        4,314,908
                       Accrued management fee.........................................          174,442
                       Other payables and accrued expenses............................          573,461
                                                                                           ------------
                       Total liabilities..............................................        5,062,811
                                                                                           ------------
                       Net assets, at market value....................................     $300,521,897
                                                                                           ============
                       NET ASSETS
                       Net Assets consists of:
                       Accumulated distributions in excess of net investment income...     $   (468,637)
                       Net unrealized appreciation (depreciation) on:
                           Investments................................................      (56,478,173)
                           Futures....................................................          176,771
                           Foreign currency related transactions......................          (41,926)
                       Accumulated net realized loss..................................      (57,067,075)
                       Paid-in capital................................................      414,400,937
                                                                                           ------------
                       Net assets, at market value....................................     $300,521,897
                                                                                           ============
                       NET ASSET VALUE, offering and redemption price per share
                           ($300,521,897 / 42,045,284 outstanding shares of capital
                           stock, $.333 par value, 600,000,000 shares authorized)          $       7.15
                                                                                           ============


     The accompanying notes are an integral part of the financial statements.


                                                     THE JAPAN FUND, INC.
                                                     FINANCIAL STATEMENTS

                                              STATEMENT OF OPERATIONS

                       SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                       -----------------------------------------------------------------------------
                       INVESTMENT INCOME
                       Income:
                       Dividends (net of withholding taxes of $254,638)..............   $  1,449,163
                       Interest (net of withholding taxes of $3,680).................        596,314
                                                                                        ------------
                                                                                           2,045,477
                       Expenses:
                       Management fee................................................      1,158,631
                       Shareholder and Transfer Agent services.......................        305,871
                       Officers and directors fees and expenses......................        103,993
                       Custodian and accounting fees.................................        134,664
                       Reports to shareholders.......................................         73,838
                       Legal.........................................................         71,278
                       Auditing......................................................         32,750
                       Registration fees.............................................         31,386
                       Other.........................................................         22,236
                                                                                        ------------
                                                                                           1,934,647
                                                                                        ------------
                       Net investment income (loss)..................................        110,830
                                                                                        ------------
                       NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
                           TRANSACTIONS
                       Net realized gain (loss) from:
                       Investments...................................................    (11,935,127)
                       Futures.......................................................       (228,897)
                       Foreign currency related transactions.........................         47,706
                                                                                        ------------
                                                                                         (12,116,318)
                                                                                        ------------
                       Net unrealized appreciation (depreciation) during the period on:
                       Investments...................................................     30,638,812
                       Futures.......................................................        176,771
                       Foreign currency related transactions.........................        (61,856)
                                                                                        ------------
                                                                                          30,753,727
                                                                                        ------------
                       Net gain (loss) on investment transactions....................     18,637,409
                       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM             ------------
                           OPERATIONS................................................   $ 18,748,239
                                                                                        ============



     The accompanying notes are an integral part of the financial statements.

                                                     THE JAPAN FUND, INC.
                                                     FINANCIAL STATEMENTS


                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SIX MONTHS
                                                                                ENDED        YEAR ENDED
                                                                            JUNE 30, 1998   DECEMBER 31,
                        INCREASE (DECREASE) IN NET ASSETS                    (UNAUDITED)        1997
                       ---------------------------------------------------------------------------------
                       Operations:
                       Net investment income (loss).....................   $     110,830   $  (1,459,070)
                       Net realized gain (loss) from investment
                           transactions.................................     (12,116,318)     21,214,707
                       Net unrealized appreciation (depreciation) on
                           investment transactions during the period....      30,753,727     (56,888,094)
                                                                           -------------   -------------

                       Net increase (decrease) in net assets resulting
                           from operations..............................      18,748,239     (37,132,457)
                                                                           -------------   -------------
                       Distributions to shareholders:
                       From net investment income.......................      (3,176,155)             --
                       In excess of net investment income...............              --     (14,966,112)
                                                                           -------------   -------------
                       Total distributions to shareholders..............      (3,176,155)    (14,966,112)
                                                                           -------------   -------------
                       Fund share transactions:
                       Proceeds from shares sold........................     270,569,293     359,886,210
                       Net asset value of shares issued to
                           shareholders in reinvestment of distributions       2,709,032      12,571,505
                       Cost of shares redeemed..........................    (253,510,443)   (441,141,177)
                                                                           -------------   -------------
                       Net increase (decrease) in net assets from Fund
                           share transactions...........................      19,767,882     (68,683,462)
                                                                           -------------   -------------
                       INCREASE (DECREASE) IN NET ASSETS................     35,339,966    (120,782,031)
                       Net assets at beginning of period................     265,181,931     385,963,962
                                                                           -------------   -------------
                       NET ASSETS AT END OF PERIOD (including
                           accumulated distributions in excess of net
                           investment income of $468,637 and
                           undistributed net investment income of
                           $2,596,688, respectively)....................   $ 300,521,897   $ 265,181,931
                                                                           =============   =============
                       OTHER INFORMATION
                       INCREASE (DECREASE) IN FUND SHARES
                       Shares outstanding at beginning of period........     39,174,523      46,358,011
                                                                           -------------   -------------
                       Shares sold......................................      37,501,008      43,064,968
                       Shares issued to shareholders in reinvestment of
                           distributions................................         367,077       1,805,563
                       Shares redeemed..................................     (34,997,324)    (52,054,019)
                                                                           -------------   -------------
                       Net increase (decrease) in Fund shares...........       2,870,761      (7,183,488)
                                                                           -------------   -------------
                       Shares outstanding at end of period..............      42,045,284      39,174,523
                                                                           =============   =============



     The accompanying notes are an integral part of the financial statements.

                                                    THE JAPAN FUND, INC.
                                                    FINANCIAL HIGHLIGHTS


  THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                 SIX MONTHS
                                               ENDED JUNE 30,                     YEARS ENDED DECEMBER 31,
                                                  1998 (a)        -----------------------------------------------------------------
                                                (UNAUDITED)       1997(a)       1996(a)        1995        1994(a)       1993(a)
                                              -------------------------------------------------------------------------------------
 Net asset value, beginning of period......         $  6.77       $  8.33      $   9.44      $  10.50     $  10.33      $   8.90
                                                    -------       -------      --------      --------     --------      --------
 Income from investment operations:
 Net investment income (loss)..............             .00          (.03)         (.03)         (.01)        (.05)         (.05)
 Net realized and unrealized gain (loss)
   on investments..........................             .46         (1.16)        (1.00)         (.94)        1.07          2.15
                                                    -------       -------       -------      --------     --------      --------

 Total from investment operations..........             .46         (1.19)        (1.03)         (.95)        1.02          2.10
                                                    -------       -------       -------      --------     --------      --------
 Less distributions:
 From net investment income................            (.08)           --            --            --           --            --
 In excess of net investment income........              --          (.37)         (.08)           --           --          (.28)
 From net realized gains on investment.....
   transactions............................              --            --            --            --         (.80)         (.39)
 In excess of net realized gains...........              --            --            --          (.11)        (.05)           --
                                                    -------       -------      --------      --------      -------       -------
 Total distributions.......................            (.08)         (.37)         (.08)         (.11)        (.85)         (.67)
                                                    -------       -------       -------      --------      -------       -------
 Net asset value, end of period............         $  7.15       $  6.77      $   8.33      $   9.44     $  10.50      $  10.33
                                                    =======       =======      ========      ========     ========      ========
 TOTAL RETURN (%)..........................            6.69**      (14.40)       (10.92)        (9.07)       10.03         23.64
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period ($ millions)....             301           265           386           549          586           471
 Ratio of operating expenses to average
   daily net assets (%)....................            1.31*         1.21          1.16          1.21         1.08          1.25
 Ratio of net investment income (loss) to
   average daily net assets (%)............             .07*         (.38)         (.34)         (.24)        (.40)         (.47)
 Portfolio turnover rate (%)...............           89.2*         96.4          72.6          69.9         74.3          81.7


 (a) Based on monthly average shares outstanding during the period.
 *   Annualized
 **  Not annualized

                              THE JAPAN FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)


A. Significant Accounting Policies

The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on an exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities traded in the over-the-counter market are valued at the most recent sale price on such market. If no sale occurred in the over-the-counter market, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement

                              THE JAPAN FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

           (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

           (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. No provision for United States income taxes has been made since it is the Fund's policy to comply with provisions of the Internal Revenue Code, as amended, applicable to

                              THE JAPAN FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

regulated investment companies. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $35,818,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003 ($23,266,000), December 31, 2004 ($7,417,000) and December 31, 2005
($5,135,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $3,367,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Acquisition discount and original issue discount are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $123,261,863 and $125,734,828, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1998 was $40,088,197 and $34,094,423, respectively.

                              THE JAPAN FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such assets, 0.70% of the next $300,000,000 of such assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the six months ended June 30, 1998, the fee pursuant to these agreements amounted to $1,158,631, of which $174,422 is unpaid at June 30, 1998. This was equivalent to an annual effective rate of 0.78% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SSC aggregated $266,985, of which $36,353 is unpaid at June 30, 1998.

The Fund pays each of its Officers and Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, the Officers and Directors fees and expenses aggregated $76,748.

D. Directors' Retirement Benefits

Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in a defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Directors fees and length of service. For the six months ended June 30, 1998, Directors' retirement benefits amounted to $27,245. At June 30, 1998, the Fund has accrued $249,344 for such benefits.

E. Lines of Credit

The Fund and several affiliated funds ("the Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                              THE JAPAN FUND, INC.
                             OFFICERS AND DIRECTORS
Henry Rosovsky
Chairman of the Board and Director
   Professor Emeritus, Harvard
   University; Professor, Geyser
   University; Director, Corning
   Inc., Paine Webber Group

Lynn Birdsong*
President

Peter Booth
Director
   Senior Vice President,
   Corning Inc.

William L. Givens
Director
   President, Twain Associates

William H. Gleysteen, Jr.
Director
   Consultant; Guest Scholar,
   Brookings Institute

Thomas H. Hout
Director
   Formerly Vice President and
   Director, Boston Consulting
   Group

John F. Loughran
Director
   Director, The Finisterre Fund

Yoshihiko Miyauchi
Director
   President and CEO, ORIX
   Corporation

William V. Rapp
Director
   Academic Director, International
   Relations, Yale University; Senior
   Research Associate, Columbia University;
   Managing Director, Rue Associates

Takeo Shiina
Director
   Chairman, President and
   CEO, IBM Japan, Ltd.

O. Robert Theurkauf*
Director

Hiroshi Yamanaka
Director
   Advisor to the Board, The Meiji
   Mutual Life Insurance Company; Lifetime
   Executive Director, Japan Association of
   Corporate Executives; Vice Chairman, The
   Security Analysts Association of Japan;
   Governor, Board of Governors, Tokyo Stock
   Exchange; Auditor, The Bank of
   Tokyo-Mitsubishi, Ltd., The Mitsubishi
   Foundation, Mitsubishi Research Institute;
   Director, Kirin Brewery Co., Ltd., Seijo
   Gakuen; Doctor of Commerce, Chuo
   University

Elizabeth J. Allan*
Vice President

William E. Holzer*
Vice President

Thomas W. Joseph*
Vice President

Seung Kwak*
Vice President

Miyuki Wakatsuki
Vice President
   Manager, Nikko International Capital
   Management Co., Ltd.

Gina Provenzano*
Vice President and Treasurer

Kathryn L. Quirk*
Vice President and Secretary

John R. Hebble*
Assistant Treasurer

Thomas F. McDonough*
Assistant Secretary


HONORARY DIRECTORS

Allan Comrie
   Former Director, The Japan Fund, Inc.

Jonathan Mason
   Former Chairman of the Board and Director,
   The Japan Fund, Inc.

James W. Morley
   Professor of Political Science Emeritus,
   Columbia University

Robert G. Stone, Jr.

   Former Chairman of the Board and Director,
   The Japan Fund, Inc.; Chairman Emeritus
   and Director, Kirby Corporation

Shoji Umemura
Former Director of The Japan Fund, Inc.
   Board Counselor, The Nikko Securities Co.,
   Ltd.; Counselor, Tokyo Stock Exchange;
   Advisor, Japan Securities Dealers
   Association, Association of Tokyo Stock
   Exchange Regular Members; Director, The
   Securities Analysts Association of Japan;
   Advisor, Japan Association of Corporate
   Executives; Associate Advisor, Tokyo
   Chamber of Commerce and Industry; Vice
   President, Japan-Korea Economic
   Association; Member, Executive Board,
   Waseda University; Chairman, Congregation,
   Waseda University

* Scudder Kemper Investments, Inc.

                                  (BLANK PAGE)

                                     (logo)

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).




                               HOW TO CONTACT US:

                                 1-800-53-JAPAN



                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)


                                 The Japan Fund
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110



                        Scudder Kemper Investments, Inc.
                               Investment Manager